UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT MANAGEMENT SERIES
(formerly, CALVERT TAX-FREE RESERVES)
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2014

Item 1. Report to Stockholders.

[Calvert Tax-Free Bond Semi-Annual Report to Shareholders]

Semi-Annual Report June 30, 2014 E-Delivery Sign-Up — Details Inside

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TABLE OF CONTENTS

4	Portfolio Management Discussion
8	Shareholder Expense Example
9	Statement of Net Assets
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Notes to Financial Statements
24	Financial Highlights
26	Explanation of Financial Tables
27	Proxy Voting
27	Availability of Quarterly Portfolio Holdings

PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President, Chief Investment Officer - Fixed Income
Investment Climate
The U.S. economy has labored slowly and steadily to recover from the global financial crisis. Since the 2009 trough of the Great Recession, the U.S. gross domestic product (GDP) growth rate has averaged a sub-par 2.1%. That said, the United States has generally fared better than other major global economies. U.S. banks, for example, are in much better condition than most of their overseas counterparts, and consumer price deflation risk is much lower than in Japan or Europe.
In January, many forecasters, including the Federal Reserve (Fed), made early-year predictions for a faster pace of economic growth for 2014, perhaps even 3%. An unusually cold winter, however, resulted in disappointing GDP growth, and the economy contracted at a recession-like minus 2.9% for the first quarter, surprising nearly everyone. As a result, to achieve even a modest 2% growth rate overall for 2014, the economy will need to expand 3.7%, on average, over the last three quarters of the year.
While U.S. GDP growth disappointed, there was good news on other economic fronts. Over the six-month reporting period the unemployment rate fell from 6.7% to 6.1%, its lowest level since September 2008, and non-farm payrolls grew at a solid average monthly pace of 231,000.

CALVERT TAX-FREE BOND FUND

June 30, 2014

Investment Performance
(Total Return at NAV*)
	6 Months Ended 6/30/14	12 Months Ended 6/30/14
Class A	5.42%	5.48%

Barclays Municipal Bond Index	6.00%	6.14%

Lipper General & Insured Municipal Debt Funds Average	6.62%	6.08%

	Economic Sectors	% of Total Investments
	Health/Hospital	12.2%
	Higher Education	14.2%
	Housing	0.5%
	Industrial Development Revenue/Pollution Control Revenue	2.0%
	Lease/Certificate of Participation	1.8%
	Local General Obligation	29.9%
	Other Revenue	3.6%
	Other Transportation	1.5%
	Prerefunded/Escrow to Maturity	3.5%
	Resource Recovery	2.4%
	Special Tax	4.3%
	State General Obligation	11.6%
	Transportation	6.1%
	Water & Sewer	6.4%
	Total	100.0%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charges.

4 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

However, the overall labor force participation rate held steady at 62.8%, still a low level. The reporting period ended with other notable positives, including improved U.S. corporate earnings, robust auto sales, expansion in the manufacturing Purchasing Managers Index (PMI),1 and growing consumer confidence.
Solid Market Gains Despite Geopolitical Turmoil
Despite geopolitical and economic uncertainty, and initial investor caution, it was a strong year-to-date for fixed-income investors. Accommodative and harmonious central bank policies allowed financial markets to rally broadly over the six-month reporting period. In the first three months of 2014, investors moved into safer-haven bond markets, with long-maturity U.S. Treasury bonds far outpacing U.S. stocks. This surprised most investors as it was broadly expected that equities would outperform bonds in 2014. But rather than seeing a “great rotation” into equities, pension and mutual fund investors started to put money back into the fixed-income markets.
During the second half of the reporting period, investors stretched for yield, favoring longer maturities, lower credit quality, and more structurally complex bonds. These approaches generally paid off as higher-risk assets and sectors tended to fare well. Markets that had lagged in the first quarter, such as U.S. equities and U.S. dollar emerging-market government debt, posted strong results as investors turned to new sources of yield and total return.
The yield curve flattened notably over the reporting period as investors sought greater yield through longer-maturity bonds. The 10-year Treasury note yield fell 53 basis points2 to 2.51%, and the 30-year Treasury bond yield declined 62 basis points to 3.34%. Money-market yields remained very low, pinned down by the Fed’s near-zero interest-rate policy, which is expected to persist well into 2015.

Accommodative Central Bank Policies
After evaluating the economic data and financial market conditions, in December 2013 the Fed announced a gradual tapering of government bond purchases (quantitative easing) to occur over the next 12 to 18 months. In March 2014, the Fed dropped the unemployment and forecast inflation-rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation. At its April and June meetings, the Fed continued to taper bond purchases but otherwise made little change to its core forecast and policy plans. Geopolitical developments resulted in short bouts of market concern, but otherwise were not important influences on global investor behavior.
Knowing that investors remain very sensitive to interest-rate news, the Fed has been very careful in explaining its policy decision-making process and has worked painstakingly to keep the markets calm. Historical and expected volatility measures for financial markets fell to very low levels. While interest-rate hikes are likely to occur next year if economic growth steadies and improves, the cycle should be either short or consist of a longer series of small increases. The Fed indicated its policy for a future target interest rate should be closer to 3% than the pre-crisis 4% level.
Benign U.S. Fed policies were echoed by easing measures from the European Central Bank (ECB), the Bank of Japan, and China’s central bank. The Bank of England (BOE), however, signaled a policy hike sooner than expected, although it indicated its target policy rate in the post-crisis economy would be lower than the past standard. Overall, the major advanced-economy central banks were in accord in guiding the markets to expect very low policy interest rates for a long time, perhaps years to come.

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Outlook
Looking ahead, we expect the U.S. economy to expand slowly, at sub-trend growth rates, as it continues to recover from the financial crisis. Inflation should remain low and we expect gradual labor market improvement to continue. During an election year, we believe there should be little economic drag from restrictive fiscal policy. In view of the negative first-quarter GDP growth rate, it will be challenging to meet the average of 2.1% for 2014.
That said, we expect a rebound in economic growth over the balance of 2014. In our view, the trend in negative economic surprises has bottomed. Measures of labor market slack should improve, perhaps even returning to historical norms over the next year. Inflation should remain tame. At the Fed, monetary policy into 2015 will focus heavily on clear and consistent public communications. The “tapering” of government bond purchases should be completed by the end of October. While the Fed will continue to signal a first rate-hike in the Fed funds policy target rate sometime in 2015, the exact timing will remain uncertain. In the meantime, yields in the two- to five-year maturity range are likely to move around as investors try to anticipate Fed decisions. Shorter-maturity yields, such as the two-year Treasury note, should creep higher if the Fed sticks to its mid-2015 “lift off” guidance.
Over the longer term, we expect the benchmark ten-year Treasury-note yield to fluctuate between 2% and 4%, influenced by the trend in economic data surprises, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, at a time of persistent low volatility, the yield may fluctuate in a 2.3% to 2.9% range.

CALVERT TAX-FREE BOND FUND
June 30, 2014

Average Annual Total Returns
Class A		(with max. load)
Six month*		1.45%
One year		1.51%
Five year		3.13%
Ten year		3.03%

Effective Duration
	6/30/14	12/31/13
	3.60 years	4.42 years

Monthly Dividend Yield
	6/30/14	12/31/13
	3.29%	4.03%

SEC Yield
	30 Days Ended
	6/30/14	12/31/13
	1.94%	2.37%

* Total Return is not annualized for periods of less than one year.
Money markets rates will remain near zero percent well into next year. With strong inflows to bond funds and accommodative central bank policies, we believe the bond market offers solid opportunities for the balance of 2014.
Calvert Investment Management, Inc.
July 2014

1. Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector and is based on five major areas: new orders, inventory levels, production, supplier deliveries, and the employment environment.
2. A basis point is 0.01 percentage points.

6 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.93%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 to June 30, 2014).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14
Class A
Actual	$1,000.00	$1,054.16	$4.79
Hypothetical	$1,000.00	$1,020.13	$4.71
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2014

MUNICIPAL OBLIGATIONS - 99.5%	PRINCIPAL AMOUNT	VALUE

Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,259,480

California - 4.3%
Calexico California Financing Authority Revenue Bonds, 5.00%, 4/1/30	1,000,000	1,108,160
California GO Bonds:
5.00%, 2/1/38	1,000,000	1,106,480
5.00%, 4/1/43	1,000,000	1,104,260
California Public Works Board Revenue Bonds, 5.00%, 9/1/32	1,000,000	1,127,370
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	663,070
California Pollution Control Financing Authority Revenue Bonds, 1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (r)	1,000,000	1,000,720
		6,110,060

Colorado - 1.7%
Board of Governors of Colorado State University Enterprise System Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,219,900
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,221,560
		2,441,460

Connecticut - 2.6%
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,054,585
4.85%, 7/1/37	1,360,000	1,479,898
5.05%, 7/1/42	1,000,000	1,094,900
		3,629,383

District Of Columbia - 2.5%
Metropolitan Washington DC Airport Authority System Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,583,580

Florida - 8.9%
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,202,161
5.625%, 11/15/37 (r)	1,080,000	1,235,012

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Florida - Cont'd
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	$2,500,000	$2,613,650
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,540,040
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	600,000	599,928
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,392,997
		12,583,788

Georgia - 0.8%
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,114,490

Hawaii - 0.8%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	1,000,000	1,125,120

Illinois - 3.2%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	500,000	508,175
Illinois GO Bonds, 4.375%, 4/1/34	3,000,000	3,010,470
St. Charles Illinois GO Bonds, 4.00%, 12/1/34	1,000,000	1,013,550
		4,532,195

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,162,940

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,131,160
5.75%, 11/15/38	1,000,000	1,125,490
		2,256,650

Louisiana - 1.0%
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,485,752

Maryland - 0.2%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	86,000	85,997
Series B, 3.907%, 7/1/14 (r)	232,000	231,993
		317,990

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Massachusetts - 4.7%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	$1,000,000	$1,133,230
Commonwealth of Massachusetts GO Bonds, 4.00%, 10/1/28	1,000,000	1,062,190
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,170,659
Massachusetts Water Pollution Abatement Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,264,400
		6,630,479

Michigan - 1.1%
Caledonia Michigan Community Schools GO Bonds, 5.00%, 5/1/32	1,350,000	1,519,614

Mississippi - 0.6%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (r)	400,000	398,704
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.65%, 10/1/17 (r)†	500,000	500,000
		898,704

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,711,935

New Jersey - 5.2%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	3,280,000	3,948,890
New Jersey Transportation Trust Fund Authority Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,154,532
Ocean County New Jersey Utilities Authority Wastewater Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,257,470
		7,360,892

New Mexico - 3.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,286,008

New York - 5.3%
City of New York NY GO Bonds:
Series D-1, 5.00%, 8/1/26	1,000,000	1,156,500
Series G, 5.00%, 8/1/26	2,000,000	2,327,880
New York State Dormitory Authority Revenue Bonds:
5.00%, 12/15/26	1,000,000	1,170,690
5.00%, 8/15/29	1,000,000	1,145,750
5.00%, 3/15/37	1,430,000	1,557,771

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

New York - Cont'd
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (r)	$200,000	$210,146
		7,568,737

North Carolina - 3.7%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,107,930
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	4,086,465
		5,194,395

Ohio - 6.1%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	2,000,000	2,471,120
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,602,125
Ohio GO Bonds, 4.00%, 3/15/27	1,000,000	1,073,070
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	108,901
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,355,603
		8,610,819

Pennsylvania - 2.6%
Allegheny County Pennsylvania GO Bonds, 5.00%, 12/1/33	1,000,000	1,110,610
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (r)	250,000	250,155
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,297,940
		3,658,705

Puerto Rico - 1.3%
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,000,000	1,000,010
8.00%, 7/1/35	1,000,000	880,010
		1,880,020

Rhode Island - 2.5%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,164,900
5.00%, 10/1/31	1,000,000	1,158,750
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,093,660
Rhode Island Port Authority and Economic Development Corp. Airport Revenue Bonds, 7.00%, 7/1/14	100,000	100,012
		3,517,322

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

South Carolina - 0.8%
Charleston South Carolina Waterworks and Sewer System Revenue Bonds, 5.00%, 1/1/41	$1,000,000	$1,098,760

Texas - 19.9%
Arlington Texas Higher Education Finance Corp. Revenue Bonds:
5.00%, 8/15/33	1,460,000	1,668,050
5.00%, 8/15/34	1,300,000	1,479,257
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,384,900
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	541,385
5.00%, 11/1/38	1,000,000	1,044,040
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,102,890
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	4,019,526
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,449,340
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	482,725
New Hope Cultural Education Facilities Corp. Revenue Bonds, 5.00%, 4/1/46	250,000	266,860
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,255,800
5.25%, 2/1/35	3,345,000	4,319,766
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,079,045
Texas GO Bonds, 5.00%, 4/1/22	1,000,000	1,082,560
Texas Transportation Commission State Highway Fund Revenue Bonds:
4.375%, 4/1/25 (prerefunded 4/01/16 @ 100)	1,290,000	1,396,502
4.375%, 4/1/25 (unrefunded portion)	710,000	764,244
		28,336,890

Vermont - 3.1%
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,057,550
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,070,520
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,176,510
4.50%, 7/15/26	1,000,000	1,103,380
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	50,000	51,259
		4,459,219

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Virgin Islands - 0.8%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	$1,000,000	$1,011,410
4.25%, 10/1/29	200,000	200,672
		1,212,082

Virginia - 3.9%
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,990,478
Sussex County Virginia IDA Revenue Bonds, 2.375%, 6/1/28 (mandatory put, 5/1/19 @ 100) (r)	1,500,000	1,503,750
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,079,580
York County Virginia Economic Development Authority Revenue Bonds, 1.875%, 5/1/33 (mandatory put, 5/16/19 @ 100) (r)	1,000,000	1,006,410
		5,580,218

Washington - 3.2%
Washington GO Bonds:
5.00%, 2/1/23	1,000,000	1,165,420
5.00%, 1/1/28	3,090,000	3,447,606
		4,613,026

Other - 0.5%
Capital Trust Agency, Inc. Housing Revenue Bonds, 5.95%, 1/15/39 (c)*	13,792,656	690,736

Total Municipal Obligations (Cost $143,994,780)		141,431,449

TOTAL INVESTMENTS (Cost $143,994,780) - 99.5%		141,431,449
Other assets and liabilities, net - 0.5%		699,001
Net Assets - 100%		$142,130,450

See notes to financial statements.

14 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

NET ASSETS CONSIST OF:
Paid-in capital applicable to 8,936,302 Class A shares of beneficial interest, unlimited number of no par shares authorized:
unlimited number of no par shares authorized	$187,652,550
Undistributed net investment income	92,427
Accumulated net realized gain (loss)	(43,140,534)
Net unrealized appreciation (depreciation)	(2,473,993)

Net Assets	$142,130,450

Net Asset Value Per Share	15.90

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
10 Year U.S. Treasury Notes	30	9/14	$3,755,156	$15,658
30 Year U.S. Treasury Bonds	125	9/14	17,148,438	73,680
Total Sold				$89,338

(c) Capital Trust Agency Housing Revenue Bonds are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds (“Series 2005 Bonds”).
(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
* Non-income producing security.
† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 15

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,628,851
Total investment income	2,628,851

Expenses:
Investment advisory fee	422,317
Transfer agency fees and expenses	65,504
Distribution Plan expenses	63,348
Trustees' fees and expenses	7,757
Administrative fees	39,672
Accounting fees	10,898
Custodian fees	15,385
Registration fees	10,655
Reports to shareholders	7,884
Professional fees	15,224
Miscellaneous	3,584
Total expenses	662,228

Net Investment Income	1,966,623

REALIZED AND UNREALIZED GAIN (Loss)
Net realized gain (loss) on:
Investments	377,884
Futures	(1,263,881)
(885,997)
Change in unrealized appreciation (depreciation) on:
Investments	6,584,541
Futures	(147,716)
6,436,825

Net Realized and Unrealized Gain (Loss)	5,550,828

Increase (Decrease) in Net Assets Resulting From Operations	$7,517,451

See notes to financial statements.

16 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,966,623	$6,540,759
Net realized gain (loss)	(885,997)	(19,724,451)
Change in unrealized appreciation (depreciation)	6,436,825	6,099,341

Increase (Decrease) in Net Assets Resulting From Operations	7,517,451	(7,084,351)

Distributions to shareholders from:
Net investment income	(2,307,397)	(5,178,692)
Total distributions	(2,307,397)	(5,178,692)

Capital share transactions:
Shares sold	4,922,980	7,706,236
Reinvestment of distributions	1,940,660	4,267,149
Redemption fees	—	139
Shares redeemed	(8,549,374)	(34,283,669)
Total capital share transactions	(1,685,734)	(22,310,145)

Total Increase (Decrease) in Net Assets	3,524,320	(34,573,188)

NET ASSETS
Beginning of period	138,606,130	173,179,318
End of period (including undistributed net investment
income of $92,427 and $433,201, respectively)	$142,130,450	$138,606,130

CAPITAL SHARE ACTIVITY
Shares sold	313,904	482,195
Reinvestment of distributions	122,958	270,416
Shares redeemed	(543,659)	(2,182,656)
Total capital share activity	(106,797)	(1,430,045)

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 17

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Tax-Free Bond Fund (the “Fund”), the only series of the Calvert Management Series (formerly known as Calvert Tax-Free Reserves), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A shares, which are sold with a maximum front-end sales charge of 3.75%.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:

18 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of June 30, 2014, based on the inputs used to value them:

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 19

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal obligations	—	$141,431,449	—	$141,431,449
TOTAL	—	$141,431,449	—	$141,431,449
Other financial instruments**	$89,338	—	—	$89,338

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the period, the Fund invested in 5 year, 10 year, and 30 year U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 20 contracts and $1,131,000 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

20 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.
Redemption Fee: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million, and .40% on assets over $1 billion. Under the terms of the agreement, $70,297 was payable at period end. In addition, $4,220 was payable at period end for operating expenses paid by the Advisor during June 2014.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee of $80,000, paid monthly. Under the terms of the agreement, $6,575 was payable at period end.
Calvert Investment Distributors, Inc., ("CID") an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 21

Company Act of 1940, Class A of the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed an annual rate of .35% of average daily net assets. The amount actually paid is an annualized fee, payable monthly, of .09% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $10,545 was payable at period end.
CID received $6,736 as its portion of commissions charged on sales of the Fund’s shares during the six months ended June 30, 2014.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $9,949 for the six months ended June 30, 2014. Under the terms of the agreement, $1,679 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $55,421,501 and $53,443,940, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2014, such purchase and sales transactions were $24,900,000 and $31,400,000, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-14	($8,160,996)
31-Dec-15	($4,279,054)
31-Dec-16	($565,078)
31-Dec-18	($6,629,505)

NO EXPIRATION DATE
Short-term	($35,075)
Long-term	($463,095)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

22 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

The Fund intends to elect to defer net capital losses of $21,884,024 incurred from November 1, 2013 through June 30, 2014 and treat them as arising in the calendar year ending December 31, 2014.
As of June 30, 2014, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$9,832,127
Unrealized (depreciation)	(12,324,316)
Net unrealized appreciation/(depreciation)	($2,492,189)

Federal income tax cost of investments	$143,923,638
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2014.
For the six months ended June 30, 2014, borrowings by the Portfolios under the agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$3,915	1.34%	$135,663	March 2014
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods Ended
Class A Shares	June 30, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning	$15.33		$16.54	$15.86
Income from investment operations:
Net investment income	0.22		0.66	0.50
Net realized and unrealized gain (loss)	0.61		(1.34)	0.67
Total from investment operations	0.83		(0.68)	1.17
Distributions from:
Net investment income	(0.26)		(0.53)	(0.49)
Net realized gain			—	—
Total distributions	(0.26)		(0.53)	(0.49)
Total increase (decrease) in net asset value	0.57		(1.21)	0.68
Net asset value, ending	$15.90		$15.33	$16.54

Total return*	5.42%		(4.17)%	7.45%
Ratios to average net assets: A
Net investment income	2.79%	(a)	4.12%	3.09%
Total expenses	0.94%	(a)	0.93%	0.90%
Expenses before offsets	0.94%	(a)	0.93%	0.90%
Net expenses	0.94%	(a)	0.93%	0.90%
Portfolio turnover	38%		32%	35%
Net assets, ending (in thousands)	$142,130		$138,606	$173,179

		Years Ended
Class A Shares	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value, beginning	$15.10	$15.62	$14.80
Income from investment operations:
Net investment income	0.49	0.47	0.54
Net realized and unrealized gain (loss)	0.77	(0.48)	0.85
Total from investment operations	1.26	(0.01)	1.39
Distributions from:
Net investment income	(0.50)	(0.49)	(0.54)
Net realized gain	—	(0.02)	(0.03)
Total distributions	(0.50)	(0.51)	(0.57)
Total increase (decrease) in net asset value	0.76	(0.52)	0.82
Net asset value, ending	$15.86	$15.10	$15.62

Total return*	8.54%	(0.13)%	9.50%
Ratios to average net assets: A
Net investment income	3.28%	3.02%	3.11%
Total expenses	0.91%	0.90%	0.92%
Expenses before offsets	0.91%	0.90%	0.92%
Net expenses	0.91%	0.90%	0.92%
Portfolio turnover	10%	37%	101%
Net assets, ending (in thousands)	$184,657	$202,093	$234,009
See notes to financial highlights.

24 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.

*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 25

EXPLANATION OF FINANCIAL TABLES
Schedule of Investments
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
Statement of Assets and Liabilities
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
Statement of Net Assets
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
Statement of Operations
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

26 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

Statement of Changes in Net Assets
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
Financial Highlights
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT TAX-FREE BOND FUND	CALVERT'S FAMILY OF FUNDS
Municipal Funds Tax-Free Bond Fund
Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High Yield Bond Fund
Green Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not Applicable

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:     ___/s/ Barbara J. Krumsiek_______________
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

_/s/ Barbara J. Krumsiek ______________
Barbara J. Krumsiek
President -- Principal Executive Officer

Date:     August 28, 2014

__/s/ Michael V. Yuhas, Jr._____________
Michael V. Yuhas, Jr.
Assistant Treasurer -- Principal Financial Officer

Date:     August 28, 2014